SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2013

NBT BANCORP INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-14703	16-1268674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 SOUTH BROAD STREET

NORWICH, NEW YORK 13815

(Address of principal executive offices)

Registrant’s telephone number, including area code: (607) 337-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On January 28, 2013, NBT Bancorp Inc. issued a press release describing its results of operations for the quarter and year ended December 31, 2012. That press release is attached as Exhibit 99.1 hereto.

ITEM 8.01 Other Events

On January 28, 2013, NBT Bancorp Inc. issued a press release describing its results of operations for the quarter and year ended December 31, 2012. That press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits

(d) The following is being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press release of NBT Bancorp Inc. dated January 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.
(Registrant)

/s/ Michael J. Chewens
Michael J. Chewens
Senior Executive Vice President and Chief Financial Officer

Date: January 28, 2013

EXHIBIT LIST

Exhibit No.	Exhibit Description

99.1	Press release of NBT Bancorp Inc. dated January 28, 2013